Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of August 16, 2024 by and among Vision Marine Technologies Inc., a corporation incorporated under the Quebec Business Corporations Act (the “Company”), and the undersigned holder (the “Holder”) of Common Share Purchase Warrants issued by Company on December 21, 2023 (the “Warrants”).

WHEREAS, Company and Holder entered into a securities purchase agreement (the “Securities Purchase Agreement”) on December 13, 2023 pursuant to which, among other matters, Holder purchased, and Company issued, that number of Warrants set forth on the signature page hereto (the “Holder’s Warrants”);

WHEREAS, Holder duly paid for the Holder’s Warrants, and Company issued the Holder’s Warrants, on December 21, 2023;

WHEREAS, Holder (or other purchasers of the Warrants on behalf of Holder) have negotiated with Company for the exchange pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on Section 3(a)(9) of the Securities Act, of such Warrants for common shares of the Company (the “Common Shares”) and/or pre-funded warrants in the form set out hereto as Exhibit A (the “Pre-Funded Warrants”);

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

EXCHANGE

Section 1.1 Exchange of the Holder’s Warrants. Under the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing (as defined herein), Holder shall exchange or cause to be exchanged the Holder’s Warrants for a number of Common Shares and/or Pre-Funded Warrants as set out on the signature page hereto (the “Exchange Securities”), as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event declared or effected prior to the Closing (as defined herein); provided that the aggregate number of Common Shares and Pre-Funded Warrants for which the Holder’s Warrants are exchanged shall equal twice the number of Holder’s Warrants (the “Exchange”).

Section 1.2 Closing. The closing (the “Closing”) of the exchange of the Holder’s Warrants for the Exchange Securities shall be held at the offices of Ortoli Rosenstadt LLP, 366 Madison Avenue, New York, BY 11238, immediately subsequent to the satisfaction or waiver of the conditions set forth in Articles V and VI herein, or at such other time, date or place as Holder and Company may agree in writing; provided that such Closing may not be more than three business days after the date hereof. The date on which the Closing occurs is hereinafter referred to as the “Closing Date.” At the Closing, all certificates representing the Holder’s Warrants shall be voided without need for physical delivery of such certificates.

Section 1.3 Deliveries. At the Closing, Company shall deliver to Holder (i) certificates registered or evidence of book-entry credits, in Holder’s name (or the name(s) of one or more subsidiaries of Holder that it shall so designate in writing) representing the Common Shares included in the Exchange Securities and (ii) certificates registered in Holder’s name (or the name(s) of one or more subsidiaries of Holder that it shall so designate in writing) representing the Pre-Funded Warrants included in the Exchange Securities (the “Company Closing Deliveries”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF HOLDER

Holder represents and warrants to Company, as follows:

Section 2.1 Title to the Holder’s Warrants. As of the Closing, Holder will own, directly or indirectly, and exchange the Holder’s Warrants free and clear of any and all option, call, contract, commitment, mortgage, pledge, security interest, encumbrance, lien, tax, claim or charge of any kind or right of others of whatever nature (collectively, a “Lien”) of any kind.

Section 2.2 Authority Relative to this Agreement. Holder has the requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Holder, and the consummation by Holder of the transactions contemplated hereby has been duly authorized, and no other corporate or stockholder proceedings on the part of Holder are necessary to authorize this Agreement or for Holder to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Holder and, assuming the due authorization, execution and delivery thereof by Company, constitutes the valid and binding obligation of Holder, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other equitable remedies.

Section 2.3 Governmental Approvals. No material consent, approval, authorization or order of, or registration, qualification or filing with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by Holder for the execution, delivery or performance by Holder of this Agreement or the consummation by Holder of the transactions contemplated hereby.

Section 2.4 Receipt of Information. Holder has received all the information it considers necessary or appropriate to decide whether to acquire the Exchange Securities in exchange for the Holder’s Warrants. Holder has had an opportunity to ask questions and receive answers from Company regarding the terms and conditions of the offering of the Exchange Securities and the business and financial condition of Company and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access. Holder has not received, and is not relying on, any representations or warranties from Company, other than as provided herein.

Section 2.5 Restricted Securities. Holder understands that the Exchange Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Securities or an available exemption from registration under the Securities Act, the Exchange Securities must be held indefinitely.

Section 2.6 Legends. It is understood that the certificates (or book entry) evidencing the Exchange Securities will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

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Section 2.7 Series A Preferred Stock. The Holder acknowledges that the transactions to be undertaken pursuant to this Agreement do not trigger any adjustment to the Series A Preferred Stock or the Conversion Price of the Series A Preferred Stock, and the Holder waives the right to any such adjustment in the event that such right to an adjustment exists.

Section 2.8 Bring-Down of Representations and Warranties. All legal and factual representations and warranties made by the Holder to the Company in the Securities Purchase Agreement are accurate and complete in all material respects as of the date hereof, unless as of a specific date therein in which case they shall be accurate as of such date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY

Section 3.1 Exchange Securities. The Exchange Securities have been duly and validly authorized, and, when issued upon the terms hereof, will be fully paid, nonassessable and free of statutory preemptive rights and contractual stockholder preemptive rights, with no personal liability attaching to the ownership thereof.

Section 3.2 Authority Relative to this Agreement. Company has the requisite corporate power and authority to execute and deliver this Agreement and the requisite corporate power and authority to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Company of the transactions contemplated hereby has been duly authorized by Company’s board of directors, and no other corporate or stockholder proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and, assuming the due authorization, execution and delivery thereof by Holder, constitutes the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency or other equitable remedies.

Section 3.3 Governmental Approvals. No material consent, approval, authorization or order of, or registration, qualification or filing with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by Company for the execution, delivery or performance by Company of this Agreement or the consummation by Company of the transactions contemplated thereby, except those contemplated hereby.

Section 3.4 . No Commission. Neither the Company nor any of its affiliates nor any person working on behalf of the foregoing has paid or agreed to pay, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) in connection with the Exchange.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.1 Commercially Reasonable Efforts. The parties shall each cooperate with each other and use (and shall cause their respective subsidiaries to use) their respective commercially reasonable efforts to promptly take or cause to be taken all necessary actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws to consummate and make effective all the transactions contemplated by this Agreement as soon as practicable.

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Section 4.2 Tacking. Subject to the truth and accuracy of Holder’s representations set forth in this Agreement, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Exchange Securities issued in exchange for the Holder’s Warrants will tack back to the original issue dates of the Holder’s Warrants pursuant to Rule 144, and the Company agrees not to take a position to the contrary.

ARTICLE V

CONDITIONS TO CLOSING OF COMPANY

The obligation of Company to acquire the Holder’s Warrants from Holder and to issue the Exchange Securities to Holder at the Closing is subject to the fulfillment to Company’s satisfaction on or prior to the Closing Date of each of the following conditions:

Section 5.1 Representations and Warranties. Each representation and warranty made by Holder in Article II above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by Holder on or prior to the Closing Date shall have been performed or complied with by Holder in all respects.

ARTICLE VI

CONDITIONS TO CLOSING OF HOLDER

The obligation of Holder to acquire the Exchange Securities from Company, and to transfer the Holder’s Warrants to Company, at the Closing is subject to the fulfillment to Holder’s satisfaction on or prior to the Closing Date of each of the following conditions:

Section 6.1 Representations and Warranties. Each representation and warranty made by Company in Article III above shall be true and correct in all material respects on and as of the Closing Date as though made as of the Closing Date.

Section 6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by Company on or prior to the Closing Date shall have been performed or complied with by Company in all respects.

Section 6.3 Certificates and Documents. Company shall have delivered at or prior to the Closing to Holder the Company Closing Deliveries.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Termination. This Agreement may be terminated at any time on or prior to the Closing Date, by mutual written consent of Holder and Company.

Section 7.2 Savings Clause. No provision of this Agreement shall be construed to require any party or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation.

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Section 7.3 Amendment and Waiver. Except as otherwise provided herein, this Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 7.4 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 7.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, to the extent that any of the terms hereof are inconsistent with the rights or obligations of Holder under any other agreement with Company, the terms of this Agreement shall govern.

Section 7.6 Successors and Assigns. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part by any party without the prior written consent of the other parties.

Section 7.7 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 7.8 Remedies.

(a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that each and every one of the covenants or agreements in this Agreement are not performed in accordance with their terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically each and every one of the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 7.9 Notices. All notices and other communications hereunder shall be delivered pursuant to the terms of the Securities Purchase Agreement.

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Section 7.10 Governing Law; Consent to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all actions, claims, suits, investigations or proceedings (including, without limitation, an informal investigation or partial proceeding, such as a deposition) (each, a “Proceeding”) concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 7.11 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Holder has caused this Exchange Agreement to be duly executed and delivered as of the date first above written.

HOLDER

[                            ]

By:
Name:
Title:

Holder’s Warrants to which this Exchange Agreement applies:

Common Shares in Exchange Securities:

Pre-Funded Warrants in Exchange Securities:

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IN WITNESS WHEREOF, the Company has caused this Exchange Agreement to be duly executed and delivered as of the date first above written.

COMPANY

VISION MARINE TECHNOLOGIES INC.

By:
Name:
Title:

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